SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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SunOpta Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SunOpta Inc.
2838 Bovaird Drive West
Brampton, Ontario, Canada L7A 0H2
T:(905) 455-1990 F:(905) 455-2529

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD THURSDAY, MAY 14, 2009

To the holders of the common shares of SunOpta Inc.:

Notice is hereby given that the Annual and Special Meeting of Shareholders of SUNOPTA INC. (the "Company") will be held on Thursday, May 14, 2009 at 4:00 p.m. local time, at 2838 Bovaird Drive West, Brampton, Ontario, Canada L7A 0H2 or can be accessed via teleconference at 416-640-3404 or Toll free at 1-866-322-1159, Participant Pass code #6700431 for the following purposes:

1.	to receive the audited annual consolidated financial statements of the Company for the fiscal year ended December 31, 2008 and the report of the auditor thereon;

2.	to elect eight Directors of the Company;

3.	to appoint Deloitte & Touche LLP as the independent registered public accounting firm and auditor of the Company and to authorize the board of directors of the Company to fix their remuneration;

4.

to consider and, if deemed advisable, approve a resolution authorizing an amendment to the Company’s Employee Stock Purchase Plan (the “Plan”) by increasing the number of common shares to be reserved for the grant of options and subsequent purchase by eligible employees under the Plan by an additional 2,000,000 common shares. A copy of the resolution is annexed to the Proxy Statement as Exhibit A; and

5.	to consider and take action upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

This Notice is accompanied by a Proxy Statement, the Annual Report of the Company which includes the Audited Consolidated Financial Statements for the year ended December 31, 2008 and related Management’s Discussion and Analysis, a Return Card for shareholders to request continued information and an envelope to return the Proxy and Return Card.

The directors of the Company have fixed the close of business on March 25, 2009 as the record date for the determination of the shareholders of the Company entitled to receive notice of and to vote at the meeting. All such shareholders are cordially invited to attend the meeting.

DATED this 3rd day of April, 2009

By Order of the Board of Directors Jeremy N. Kendall Chairman

In order to be represented by proxy at the Annual Meeting, you must complete and submit the enclosed Form of Proxy or other appropriate Form of Proxy.

SUNOPTA INC.
2838 Bovaird Drive West
Brampton, Ontario, Canada
L7A 0H2

PROXY STATEMENT

SOLICITATION AND REVOCATION OF PROXIES

THIS PROXY STATEMENT (“Proxy Statement”) IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE MANAGEMENT OF SUNOPTA INC. ("the Company") OF PROXIES FOR USE at the Annual and Special Meeting (“the Meeting”) of Shareholders to be held on Thursday, May 14, 2009 at 4:00 p.m. local time, at 2838 Bovaird Drive West, Brampton, Ontario, Canada L7A 0H2 or can be accessed via teleconference at 416-642-5212 or Toll free at 1-866-321-6651, Participant Pass code #4779477, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual and Special Meeting of Shareholders.

The Company expects to mail this Proxy Statement and the accompanying form of proxy on or about April 17, 2009.

Any shareholder giving a proxy may revoke it at any time before it is exercised. A proxy given pursuant to this solicitation may be revoked by instrument in writing executed by the shareholder or his or her attorney duly authorized in writing and deposited either at the corporate office of the Company at 2838 Bovaird Drive West, Brampton, Ontario, Canada L7A 0H2, at any time prior to the last business day preceding the date of the Meeting at which the proxy is to be used, or by delivering it prior to a vote to the Chairman of the Meeting on the day of the meeting or any adjournment thereof.

The persons named in the form of Proxy are Directors and/or Officers of the Company and will vote the common shares of the Company (the “Common Shares”) in respect of which they are appointed Proxy holders in accordance with the directions of the shareholder appointing them. IN THE ABSENCE OF SUCH DIRECTION, SUCH COMMON SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE APPOINTMENT AND REMUNERATION OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AUDITOR OF THE COMPANY AND FOR APPROVAL OF THE AMENDMENT TO THE EMPLOYEE STOCK PURCHASE PLAN.

A shareholder desiring to appoint some other person, who need not be a shareholder of the Company, to attend and act for him, her or it at the Meeting may do so either by inserting such person’s name in the blank space provided in the form of proxy and striking out the names of the persons specified or by completing another proper form of proxy and, in either case, delivering the completed proxy to Broadridge at 51 Mercedes Way, Edgewood, New York 11717-8311, prior to 5:00 PM on Tuesday May 12, 2009, or at least 48 hours, excluding Saturdays, Sundays and holidays, before any adjournment or postponement of the Meeting at which the proxy is to be used, or with the Chairman of the Meeting prior to the commencement of the Meeting or any adjournment thereof in order for the proxy to be voted. A proxy should be executed by the shareholder or his or her attorney in writing, or if the shareholder is a corporation, by an officer or attorney thereof duly authorized.

The enclosed form of Proxy confers discretionary authority upon the persons named therein with respect to amendments or variations to matters identified in the Notice of Meeting, or other matters, which may properly come before the Meeting. At the time of printing this Proxy Statement, the management of the Company knows of no such amendments, variations or other matters to come before the Meeting.

This Proxy Statement and the Company’s Annual Report on Form 10-K are available on our website at: www.sunopta.com, under the link: “Investor Relations, SEC Filings” and the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov. We will request fiduciaries, custodians, brokerage houses and similar parties to forward copies of proxy materials to beneficial owners of the common shares, and we will reimburse these parties for their reasonable and customary charges for expenses of distribution.

The Company will bear the cost of preparing, assembling and mailing all proxy materials that may be sent to shareholders in connection with this solicitation. In addition to the solicitation of proxies by the use of mail, officers and regular employees of the Company may solicit proxies without additional compensation, by telephone, fax or e-mail. The Company does not expect to pay any additional compensation for the solicitation of proxies.

Unless otherwise indicated, all dollar amounts herein are expressed in U.S. dollars.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on May14, 2009

At our website: www.sunopta.com, you may access the Notice of the 2008 Annual Meeting of Shareholders, the Company's Proxy Statement for the 2009 Meeting of Shareholders, the Company's Annual Report to Shareholders for the year ended December 31, 2008 and directions to attend the Annual and Special Meeting where you may vote in person.

Record Date and Share Ownership

The Board of Directors has fixed March 25, 2009 as the record date (the “Record Date”) for determining shareholders entitled to Notice of the Meeting and to vote at the Meeting.

Shareholders of record on March 25, 2009 are entitled to one vote for each common share registered in the name of the shareholder on each matter properly brought before the Meeting, except to the extent that the holder transfers his, her or its Common Shares after the close of business on the Record Date and, in such event, the transferee of such shares shall be entitled to vote the transferred shares at the Meeting provided that he, she or it produces properly endorsed share certificates representing the transferred shares to the Secretary or transfer agent of the Company or otherwise establishes his, her or its ownership of the transferred shares at least 10 days prior to the Meeting. As of March 25, 2009 there were 64,692,661 Common Shares issued and outstanding.

SECURITY OWNERSHIP OF CERTAIN OWNERS

The following table sets forth certain information concerning share ownership of all persons as known by the directors and executive officers of the Company to own beneficially or exercise control or direction, directly or indirectly, securities that carry in excess of 5% or more of the voting rights attached to any class of outstanding voting securities of the Company as of March 25, 2009:

Name and Address of Holder	Class of Share	Amount of Ownership	Percent Ownership (1)
Franklin Advisers, Inc. 1 Franklin Parkway San Mateo, CA 94403-1906	Common	4,187,936	6.47%
Sustainable Assets Management AG Seefeldstrasse 215 CH 8008, Zurich	Common	3,449,420	5.33%

(1)	Percentage ownership is calculated based on total Common Shares outstanding at March 25, 2009 of 64,692,661. This total does not include warrants or options of the Company.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the name and position of each individual being nominated at the Meeting to act as a director of the Company and of each executive officer of the Company, in each case, being all the persons who have served in such capacity at any time during the Company’s fiscal year ended December 31, 2008, and their respective ownership of Common Shares and of options exercisable to acquire Common Shares as at the Record Date.

Name of Directors/Executive Officers:	Class of Shares	Number of Shares Beneficially Owned/Number of Vested Options (2)	Total Number of Shares (assuming exercise of vested options)	Percentage Ownership (1)
Jeremy Kendall – Chairman of the Board	Common	508,002 / 62,000	570,002	*
Steven Bromley – Director and	Common	172,385 / 127,000	299,385	*
President & Chief Executive Officer
Cyril Ing (3) – Director	Common	66,335 / 20,000	86,335	*
Allan Routh – Director and President, SunOpta Grains & Foods Group	Common	455,912 / 37,000	492,912	*
Katrina Houde (3) – Director	Common	41,000 / 20,000	61,000	*
Douglas Greene – Director	Common	123,000 / 0	123,000	*
Victor Hepburn – Director	Common	9,600 / 0	9,600	*
Jay Amato – Director	Common	0 / 0	0	*
John Dietrich – Vice President & Chief Financial Officer	Common	39,803 / 67,000	106,803	*
Arthur McEvily – Vice President, Technology & Innovation	Common	73,621 / 31,000	104,621	*
Antonio Tavares – Vice President & Chief Operating Officer	Common	19,678 / 0	19,678	*
All Directors and Executive Officers as a group (eleven)	Common	1,509,336 / 364,000	1,873,336	2.33%

(1)

Percentage ownership is calculated based on 64,692,661 total Common Shares outstanding at March 25, 2009 The information as to shares beneficially owned or over which control or direction is exercised, directly or indirectly, not being within the knowledge of the Company, has been furnished by the respective directors and executive officers individually. (* indicates less than 1%).

(2)	The exercise price of vested options range from $5.50 to $12.31 per share.

(3)	The number of vested options includes vested options that will become exercisable within 60 days of March 25, 2009.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act and the rules of the SEC require our directors, certain officers and beneficial owners of more than 10% of the outstanding common stock to file reports of their ownership and changes in ownership of common stock with the SEC. Company employees generally prepare these reports on behalf of our directors and executive officers on the basis of information obtained from them and review the forms submitted to us by beneficial owners of more than 10% of the common stock. Based on such information, we believe that all reports required by Section 16(a) of the Exchange Act to be filed by our directors, officers and beneficial owners of more than 10% of the common stock during or with respect to fiscal 2008 were filed on time.

RECEIPT OF FINANCIAL STATEMENTS

The audited annual consolidated financial statements of the Company for the fiscal year ended December 31, 2008 and the report of the auditors thereon will be tabled at the Meeting.

PROPOSAL ONE - ELECTION OF DIRECTORS

Eight directors will be elected to serve until the next annual meeting of shareholders of the Company or until his or her office is earlier vacated in accordance with the by-laws of the Company. There are no family relationships among the Directors. The accompanying form of proxy will be voted for the election as Director of the nominees listed below, unless the proxy contains contrary instructions. Each of the nominees has consented to be named herein and to serve as a Director. Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve as a Director. However, in the event that any of the nominees should become unable to serve as a Director, the persons named in the accompanying form of proxy reserve the right to vote for another person at their discretion. The Board of Directors of the Company has been established at a minimum of five and a maximum of fifteen and presently consists of eight directors with each of such eight directors standing for re-election.

RECOMMENDATION BY THE BOARD OF DIRECTORS

The Board of Directors recommends that shareholders vote the FOR election of the nominees named in this Proxy Statement. If a quorum of shareholders is present at the Meeting, the eight nominees for election as directors who receive the greatest number of votes cast at the meeting will be elected directors. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum exists at the Meeting, but will have no effect on the results of the vote. If any of the nominees for director at the Meeting becomes unavailable for election for any reason, the proxy holders will have discretionary authority to vote pursuant to the proxy for a substitute or substitutes.

The following table shows certain information as of March 25, 2009 with respect to the Company’s nominees as Directors:

		Year First
Name and Residence	Age	Elected Director	Position with Company
Jeremy Kendall	68	1978	Director and Chairman of the Board
Ontario, Canada
Steven Bromley	49	2007	Director and Chief Executive Officer
Ontario, Canada
Cyril A. Ing (1) (3)	76	1984	Director and Board Secretary
Ontario, Canada
Allan Routh	58	1999	Director and President of the SunOpta Grains & Foods
Minnesota, United States			Group
Katrina Houde (1) (3)	50	2000	Director
Ontario, Canada
Douglas Greene (2) (3)	59	2008	Director
Colorado, United Sates
Victor Hepburn (1) (2)	65	2008	Director
Ontario, Canada
Jay Amato (2)	49	2008	Director
New York, New York

(1)	Member of the Audit Committee

(2)	Member of the Corporate Governance Committee

(3)	Member of the Compensation Committee

In addition to the positions of the above-noted nominees set out opposite their names under the heading “Position with Company” in the above table, during the past five years and beyond, the above-noted nominees have held the following positions:

Jeremy Kendall has served as a Director of the Company since September 1978. In June 1983, he was elected Chairman of the Board and Chief Executive Officer of the Company and retired as Chief Executive Officer on February 1, 2007. He is also currently the Chairman of Opta Minerals Inc., a subsidiary of the Company listed on the TSX (TSX: OPM) which is approximately 66.2% owned by the Company, Chairman of SunOpta BioProcess Inc. which is controlled by the Company, Chairman of Jemtec Inc. (June 1991 to present) a distributor of electronic home incarceration equipment listed on the TSX Venture Exchange (the “TSXV”), Easton Minerals Ltd. (January 1995 to present) a mineral exploration company which traded on the TSXV (currently delisted) and is approximately 32% owned by the Company and Asia Bio-Chem Group Co. Ltd., a manufacturer of corn starch and related by products in China listed on the TSVX (TSVX: ABC). Mr. Kendall has served on the following Board of Directors: BI Inc. (September 1981 to November 2000), a producer of electronic home incarceration equipment listed on NASDAQ; Brigdon Resources Inc. (June 1993 to February 1999) an oil and gas exploration company; Redaurum Ltd. (June 1995 to March 2002), a mineral exploration company listed on the TSX; and Wisper Inc. (June 1995 to March 2002), a provider of wireless electronic equipment and services listed on the TSXV. He is also a Director of a number of private and charitable organizations.

Steven Bromley serves as President, Chief Executive Officer and a Director of SunOpta. Mr. Bromley joined SunOpta in June 2001 and has served in a number of key operating and financial roles since that time. Mr. Bromley served as Executive Vice President and Chief Financial Officer through September 2003 until his appointment as Chief Operating Officer. In addition to his role of Chief Operating Officer, Mr. Bromley was appointed President by the Board of Directors in January 2005 and subsequently as Chief Executive Officer in February 2007. Prior to joining the Company, Mr. Bromley spent over 13 years in the Canadian dairy industry in a wide range of financial and operational roles with both Natrel Inc. and Ault Foods Limited. From 1977 to 1999 he served on the Board of Directors of Natrel Inc. Mr. Bromley is a Director of all of the Company’s subsidiaries, and in July 2004, Mr. Bromley was elected to the Board of Directors of Opta Minerals (TSX: OPM). Mr. Bromley was appointed to the Board of Directors of SunOpta on January 26, 2007.

Cyril Ing is a retired Professional Engineer and was elected as a Director in January 1984. Mr. Ing became an employee of the Company in August 1985 and retired in 1990. He currently serves on the Audit Committee and chairs the Compensation Committee. He was an independent consultant specializing in engineering projects involving the combustion of biomass from May of 1982 to August 1985. In the past 5 years, Mr. Ing has served on the following Boards of Directors: Jemtec Inc. (November 1999 to present) and Easton Minerals Ltd. (November 1999 to present).

Allan Routh was elected to the Board of Directors in September 1999. Mr. Routh is President of the SunOpta Grains and Foods Group and prior to March 2003 was President and Chief Executive Officer of SunRich Food Group, Inc., a wholly-owned subsidiary of the Company. Mr. Routh has been involved in the soy industry and soy industry organizations since 1984. He is also a Director of other private companies. In the past 5 years, Mr. Routh has not served on any other reporting issuers’ Board of Directors.

Katrina Houde was elected to the Board of Directors in December 2000 and also serves as a member of the Audit and Compensation Committees. Ms. Houde has been an independent consultant since March 2000. From January 1999 to March 2000, Ms. Houde was President of Cuddy Food Products, a division of Cuddy International Corp., and was Chief Operating Officer of Cuddy International Corp. from January 1996 to January 1999. In the past 5 years, Ms. Houde has not served on any other reporting issuers’ Board of Directors.

Douglas Greene was elected to the Board of Directors in September 2008 and currently is a member of the Corporate Governance and Compensation Committees. Mr. Greene is a pioneer in the natural and organic foods industry. Mr. Greene founded New Hope Natural Media, the largest Business to Business media group in the natural industry and ran this company for twenty years, selling it to Penton Media in 1999. He was a board member of Penton Media which was listed on the NYSE and subsequently NASDAQ (OTCBB:PTON) from 1999 to 2005 and served on their Executive, Compensation and Audit Committees. From 1994 to 2005 Mr. Greene was Chairman of Vitrina Group of Moscow, publishers and event producers for the grocery, restaurant and wine industries. Mr. Greene is a Board member of Next Foods and has served on several non-profit Boards.

Victor Hepburn was elected as a Director in September 2008. Mr. Hepburn is a Chartered Accountant and currently serves as Chairman of the Audit Committee and is a member of the Corporate Governance Committee. He is currently self-employed as a consultant and is a director of Walker Industries Holdings Inc., an aggregate and waste management company. Mr. Hepburn is also a Director of Opta Minerals Inc.(TSX:OPM) and Chairman of the Audit Committee. Mr. Hepburn was the President and CEO of Hanson Brick America in 1999 and 2000, an international building materials company that is one of the largest ready mix concrete and brick manufactures in North America. Prior to its acquisition by Hanson Brick America, from 1977 to 1999 Mr. Hepburn was employed in various capacities with Jannock Limited, a public company listed on the TSX, including as President and Chief Executive Officer, Brick Operations from 1985 to 1999. Mr. Hepburn also served as the Vice-Chairman and a Director of the Brick Association of America.

Jay Amato was appointed a Director of the Company and Chairman of the Corporate Governance Committee in November 2008. Mr. Amato is the founder and CEO of PersonalScreen Media LLC in New York, a company which is developing new methods of monetizing video content on the web. Previously, Mr. Amato was President and CEO of NASDAQ-traded ViewPoint Corporation, a premier interactive media company. He was also President and COO of Vanstar Corporation, a $2.8 billion public company with 7,000 employees that provided global computer outsourcing services.

Penalties and Sanctions and Personal Bankruptcies

The information as to cease trade orders and bankruptcies, not being within the knowledge of the Company, has been furnished by the directors.

Other than set out below, none of the proposed nominees for election to the Board of Directors:

(a)

 is, as at the date of this Proxy Statement, or was within 10 years before the date of the Management Information Circular, a director or chief executive officer or chief financial officer of any company (including the Company) that:

(i)

was the subject of an order (as defined in Form 51-102F5 made under National Instrument 51-102 of the Canadian Securities Administrators) that was issued while the director or executive officer was acting in the capacity as director, chief executive officer or chief financial officer; or

(ii)

was subject to an order that was issued after the director or executive officer ceased to be a director, chief executive officer, or chief financial officer, and which resulted from an event that occurred while that person was acting in the capacity as a director, chief executive officer, or chief financial officer; or

(b)

is at the date hereof, or has been within 10 years before the date of this Proxy Statement, a director or executive officer of any company (including the Company) that while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or

(c)

has, within the 10 years before the date of this Proxy Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the director, executive officer or shareholder.

On February 20, 2008 as a result of the Company determining that it would need to restate certain of its previously issued financial statements for periods ending June 30 and September 30, 2007 and possibly March 31, 2007, each of the Company’s then senior officers and directors and certain other insiders were subject to a management cease trade order (the “MCTO”) issued by the Ontario Securities Commission (the “OSC”). The MCTO prohibited trading in the Company's securities by its senior officers, directors and certain insiders during the time that the MCTO was in effect. The MCTO was revoked after the necessary restated financial statements and related securities filings were made by the Company with the OSC.

Board Meetings and Committees

Independent Directors

Our Board of Directors has adopted a Corporate Governance Committee Charter, a copy of which is available at our website at www.sunopta.com, under the link “Investor Relations, Corporate Governance”. Under the Company’s Corporate Governance Committee Charter, which adopts the current standards for “independence” in accordance with the Nasdaq listing standards and the Securities and Exchange Commission rules, a majority of the members of the Board of Directors must be independent as determined by the Board of Directors.

National Policy 58-201 – Corporate Governance Guidelines of the Canadian Securities Administrators recommends that boards of directors of reporting issuers be composed of a majority of independent directors. A director is considered independent only where the board determines that the director has no "material relationship" with the Company. Director independence of each of the current directors is determined by the Board of Directors with reference to the requirements as set forth by Canadian securities regulators in National Instrument 52-110 - Audit Committees of the Canadian Securities Administrators, the rules of the TSX, Nasdaq and SEC rules and regulations (collectively, the “Rules and Regulations”).

With five of the directors proposed to be nominated considered independent, the Board of Directors is composed of a majority of independent directors. The independent directors are Cyril Ing, Katrina Houde, Douglas Greene, Victor Hepburn and Jay Amato. Three proposed directors have material relations with the Company and are therefore not independent. Each of Mr. Jeremy Kendall, Chairman, Mr. Steve Bromley, President and CEO and Mr. Allan Routh, President of the SunOpta Grains and Foods Group is considered to have a material relation with the Company by virtue of his executive officer position with the Company. The Board has determined that Ms. Houde and Mr. Ing, Mr. Greene, Mr. Hepburn and Mr. Amato are each independent directors within the meaning of the Rules and Regulations.

The Company presently has three Committees (1) Audit Committee; (2) Corporate Governance Committee which also serves as the Nominating Committee; and (3) Compensation Committee. The Board has appointed individuals from its members to serve on these Committees. The membership of these three Committees is composed entirely of independent directors. Four Directors attended the Company’s annual meeting of shareholder for the previous fiscal year. During 2008, the Board of Directors held five regularly scheduled meetings and nine special telephonic meetings. All board members attended at least 75% of the meetings of the Board and Committees in which they served. We encourage our directors to attend shareholder meetings. Additionally, all current members of our Audit Committee, Compensation Committee and Corporate Governance Committee are independent.

Audit Committee

The following three independent directors are the current members of the Audit Committee: Victor Hepburn (Chairman), Cyril Ing and Katrina Houde. All three members are financially literate. Our Board of Directors has determined that Victor Hepburn is an audit committee financial expert. On September 25, 2008 Steven Townsend (Chairman) and James Rifenbergh resigned from this Committee and the Board of Directors.

The Audit Committee’s duties and responsibilities are documented in a formal Audit Committee Charter, a copy of which is available at our website at www.sunopta.com, under the link: “Investors Relations, Corporate Governance”. These duties include (a) providing oversight of the financial reporting process and management’s responsibility for the integrity, accuracy and objectivity of financial reports and related financial reporting practices; (b) recommending to the Board of Directors the appointment of the Company’s auditors; (c) providing oversight of the adequacy of the Company’s system of internal and related disclosure controls; and (d) providing oversight of management practices relating to ethical considerations and business conduct, including compliance with laws and regulations. The Audit Committee meets a minimum of four times a year, once to review the Form 10-K and annual Audited Consolidated Financial Statements and before each quarter’s earnings are filed to review interim financial statements and Form 10-Q which is filed with the SEC in the U.S. and the Ontario Securities Commission as the Company’s principal regulator in Canada. Other meetings may be held at the discretion of the Chair of the Audit Committee. The Audit Committee has free and unfettered access to Deloitte & Touche LLP, the Company’s auditors and also meets and has direct access to the Company’s internal counsel and external legal advisors.

During 2008 the Audit Committee maintained a company wide whistle-blower policy related to reporting of concerns in accounting or internal controls. This policy gives all employees of the Company the option of using a hot line administered by a third party which is independent of management or direct access to the Chair of the Audit Committee or in-house legal counsel for concerns dealing with accounting practices, internal controls or other matters affecting the Company’s well being. The Audit Committee met formally thirteen times during 2008. In addition, several telephonic meetings were held during the year for administrative matters connected to the responsibilities of this Committee.

Corporate Governance Committee and Nominating Committee

The following three independent Directors are the current members of the Corporate Governance Committee: Jay Amato (Chairman), Douglas Greene, and Victor Hepburn. On September 25, 2008 James Rifenbergh and Steven Townsend resigned from this Committee and the Board of Directors. On November 24, 2008 Robert Fetherstonaugh also resigned from the Committee and the Board of Directors.

The Company and the Corporate Governance Committee have developed a set of formal Corporate Governance Policies that are monitored on an ongoing basis to ensure that the Company is in compliance with its Corporate Governance Policies.

The Corporate Governance Committee has a charter, a copy of which is available at our website www.sunopta.com, under the link: “Investor Relations, Corporate Governance”. The Corporate Governance Committee, in its capacity as the Nominating Committee, concerns itself with the composition of the Board with respect to depth of experience, balance of professional interests, required expertise and other factors. The Nominating Committee evaluates prospective nominees identified on its own initiative or referred to it by other Board members, management, stockholders or external sources and all self-nominated candidates. The Nominating Committee uses the same criteria for evaluating candidates nominated by stockholders and self-nominated candidates as it does for those proposed by other Board members, management and search companies. To be considered for membership on the Board, the Nominating Committee will consider certain necessary criteria that a candidate should meet, which would include the following: (a) be of proven integrity with a record of substantial achievement, (b) have demonstrated ability and sound judgment that usually will be based on broad experience but, particularly, industry experience; (c) be able and willing to devote the required amount of time to the Company’s affairs, including attendance at Board and Committee meetings; (d) possess a judicious and critical temperament that will enable objective appraisal of management’s plans and programs; and (e) be committed to building sound, long-term Company growth. Evaluation of candidates occurs on the basis of materials submitted by or on behalf of the candidate. If a candidate continues to be of interest, additional information about her/him is obtained through inquiries to various sources and, if warranted, interviews.

A stockholder may recommend a person as a nominee for director by writing to the Secretary of the Company. Recommendations must be received by November 1, 2009 in order for a candidate to be considered for election at the 2010 annual meeting of shareholders. Each notice of nomination should contain the following information: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each nominee been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each nominee to serve as a director of the Company if so elected.

The Corporate Governance Committee met formally five times during 2008. In addition, several telephonic meetings were held during the year for administrative matters connected to the responsibilities of this Committee.

Compensation Committee

The following independent Directors are the current members of the Compensation Committee: Cyril Ing (Chairman), Douglas Greene, and Katrina Houde. On September 25, 2008 James Rifenbergh resigned from this committee as did Mr. Robert Fetherstonaugh on November 24, 2008.

The Company and the Compensation Committee have developed a set of formal Compensation and Benefits policies and practices that are monitored on an ongoing basis to ensure the Company is in compliance with its Corporate Governance Policies. The Compensation Committee’s duties and responsibilities are documented in a formal Compensation Committee Charter, a copy of which is available at our website at www.sunopta.com, under the link: “Investor Relations, Corporate Governance”

The function of the Compensation Committee is to determine the compensation of the Chief Executive Officer (“CEO”) as well as to review and approve the compensation recommended by the CEO for certain Officers of the Company and to review overall general compensation policies for all employees of the Company. In addition, this Committee oversees the Amended and Restated 2002 Stock Option Plan, Employee Stock Purchase Plans and any other incentive plans of the Company.

The Compensation Committee met telephonically two times during 2008.

Code of Ethics

The Company has a Code of Ethics policy applicable to all employees, including the Company’s CEO, Chief Operating Officer, Chief Financial Officer and all other persons performing similar functions, and all directors and consultants. A copy of the Code of Ethics policy is available, without charge, at www.sunopta.com or upon written request to the Company at SunOpta Inc., 2838 Bovaird Drive West, Brampton, Ontario, Canada, L7A 0H2. Attention: Information Officer. Any amendments to, or waivers of, the Code of Ethics which specifically relate to any financial professional will be disclosed promptly following the date of such amendment or waiver at www.sunopta.com.

Executive Compensation

Compensation Discussion and Analysis

Overview and Philosophy

The Compensation Committee of the Board of Directors is responsible for making recommendations concerning salaries and incentive compensation for employees, including the CEO and other executive officers, and administering the Amended and Restated 2002 Stock Option Plan and the Employee Stock Purchase Plan. The Compensation Committee consists entirely of non-employee directors, within the meaning of Rule 16b-3 issued by the SEC, and “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code. At the end of fiscal 2008, and following the resignation of James Rifenbergh and Steven Townsend, the Compensation Committee consisted of Cyril Ing (Chairman), Douglas Greene and Katrina Houde.

Executive officers assess and recommend compensation levels based on third party data, changes in responsibility, internal equity and the individual’s overall contribution to the Company’s success. These recommendations are submitted to the Compensation Committee for decision and final approval.

This report addresses our compensation policies for the fiscal year ended December 31, 2008 as they affected the CEO and the other executive officers. The objectives of our executive compensation program are to:

  attract and retain key executive officers critical to our long-term success;

  align the executive officers’ interests with the interests of stockholders;

  promote an ownership mentality among key leadership and the Board of Directors;

  enhance the overall performance of the Company; and

  recognize and reward individual performance and responsibility.

Compensation Program

Our executive compensation program generally consists of base salary, cash incentive compensation (“bonuses”) and long-term incentive compensation in the form of stock options and restricted stock grants. Executive officers also participate in benefit programs that are generally available to all our employees, including medical benefits, the Employee Stock Purchase Plan and the retirement savings plan (RRSP or 401K).

All compensation decisions are determined following a review of many factors that we believe are relevant, including third-party data, our achievements over the past year, the individual’s contributions to our success, any significant changes in role or responsibility and the internal equity of compensation relationships.

In general, we intend that the overall total compensation opportunities provided to the executive officers should reflect competitive compensation for executive officers with corresponding responsibilities in comparable firms providing similar products and services. To the extent determined to be appropriate, we also consider general economic conditions, our financial performance, including corporate net income, return on equity and return on net assets, and individual merit in setting compensation policies for our executive officers.

We regularly assess, with the assistance of outside compensation consultants including OCG, Mercer and Towers Perrin, the competitiveness of our total compensation program, including base salaries, annual cash incentives and long-term stock-based incentives. Data for external comparisons are drawn from a number of sources, including the publicly available disclosures of selected comparable firms with similar products and national compensation surveys of companies of similar size or industry.

For the fiscal year ended December 31, 2008, we reviewed the appropriate mix between salary and other forms of compensation and set annual compensation guidelines for our executive officers.

Base Compensation

The Company determines base salary based on a combination of comparable market data, experience and job responsibilities and other relevant factors.

During fiscal 2008, the Company utilized the services of the independent consulting firm of Towers Perrin to review the compensation levels paid to executive officers. The Company used the Towers Perrin Executive Compensation Surveys for both Canada and the United States, adjusted to company size and structure in establishing a comparative set. For fiscal 2008, compensation for executive officers was set within the range of this compensation review for executive officers with comparable qualifications, experience and responsibilities at other companies in the same or similar businesses, based on the determination of management and approved by the Compensation Committee. Base compensation was also determined in light of a particular individual’s contribution as a whole, including the ability to motivate others, develop the necessary skills to grow, recognize and pursue new business opportunities and initiate programs to enhance the Company’s growth and improve shareholder value.

Short Term Incentives

Short term incentives for executives and management are provided through annual bonus plans based on the performance of the business. The objectives of these plans are to align the behavior of executives and management with the overall strategy of the business and shareholder interests. The Company utilized the independent consulting firm of Towers Perrin during 2008 to review the bonus levels of executives and management and the eligibility levels for management. Eligible participants could receive an annual bonus based on the actual performance of four criteria: consolidated net income; consolidated return on equity; consolidated return on net assets and Group operating income, all compared to pre-set targets.

Long-Term Incentives

Long-term incentives for executive officers and key employees are provided through the Employee Stock Purchase Plan and the Amended and Restated 2002 Stock Option Plan. The objectives of these plans are to align executive and shareholder long-term interests by creating a strong and direct link between executive compensation and shareholder return, and to enable executive officers to develop and maintain a significant, long-term stock ownership position in our common stock. Stock options are usually granted annually to our executive officers and certain key employees. In selecting executive officers eligible to receive stock options and determining the amount and frequency of such grants, we evaluate a variety of factors, including the following: (i) the job level of the executive officer; (ii) stock option grants awarded by competitors to executive officers at a comparable job level; and (iii) past, current and prospective service rendered, or to be rendered, by the executive officer.

Limitations on Deductions

Section 162(m) of the Internal Revenue Code limits the deductibility of executive compensation paid to our CEO and the four other most highly compensated executive officers to $1,000,000 per year, but contains an exception for certain performance-based compensation. For the fiscal year ended December 31, 2008, grants of stock options under the Amended and Restated 2002 Stock Option Plan satisfy the requirements for deductible compensation for employees residing in the U.S. While our general policy is to preserve the deductibility of most compensation paid to executive officers, we may authorize payments that may not be deductible if we believe they are in the best interests of the Company and its shareholders.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee has served as one of our officers or employees at any time over the past year. None of our executive officers serve as a member of the Compensation Committee of any other company that has an executive officer serving as a member of our Board of Directors. None of our executive officers serve as a member of the Board of Directors of any other company that has an executive officer serving as a member of our Compensation Committee.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the above Compensation Discussion and Analysis. Based on that review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

The Compensation Committee

Cyril Ing (Chairman)
Douglas Greene
Katrina Houde

Compensation of Executive Officers

The following tables set forth all remuneration paid by the Company and its subsidiaries during the last three years ended December 31, 2008, 2007, and 2006 to its CEO, CFO and four most highly compensated Executive Officers:

SUMMARY COMPENSATION TABLE

	Annual Compensation			Awards
Name and Principal Occupation				All Other Compensation (1)		Option Awards (3)	Total Compensation
	Year	Salary	Bonus (6)		Auto (2)
Jeremy Kendall (4)	2008	$187,615	$31,191	$70,262	$16,140	$31,500	$336,708
Chairman, former CEO
	2007	$147,317	$97,694	$32,108	$15,966	$67,300	$360,385

	2006	$433,651	-	$17,119	$14,911	-	$465,681
Steven Bromley (4)	2008	$403,372	$77,896	$20,331	$16,643	-	$518,242
Director and
President & CEO	2007	$367,904	$56,174	$14,642	$14,913	$341,300	$794,933

	2006	$299,219	-	$9,647	$14,374	-	$323,240
John Dietrich (4) (7)	2008	$300,184	$39,399	$12,059	$15,171	-	$366,813
Vice President & CFO
	2007	$279,126	$31,262	$13,605	$22,454	$67,300	$413,747

	2006	$201,152	-	$11.233	$16,097	-	$228,482
Allan Routh	2008	$255,000	$94,600	$6,322	$2,265	$70,875	$429,062
Director and
President, SunOpta	2007	$229,221	-	$3,515	$3,535	$67,300	$303,571
Grains & Foods Group
	2006	$215,000		$4,300	$3,713	-	$223,013
Arthur McEvily	2008	$255,000	-	$8,925	$12,750	$47,250	$323,925
Vice President,
Technology and	2007	$262,709	-	$3,000	-	$67,300	$333,009
Innovation
	2006	$246,000	-	$3,000	-	-	$249,000
Antonio Tavares (4) (5)
Vice President & Chief	2008	$233,333	-	$11,480	$9,514	$206,000	$460,327
Operating Officer

(1)	Other Annual Compensation represents taxable benefits, life insurance, retirement savings contributions, and director fees.

(2)	Represents taxable automobile use or reimbursement of costs.

(3)

Amounts calculated for the fair value of options utilize the provisions of Statement of Financial Accounts Standards (“SFAS”) No. 123R, “Share-based Payments. The full grant date fair value, computed in accordance with FAS 123R, of the awards granted to each officer during the fiscal year.

(4)	These officers are paid in Canadian dollars. The compensation has been converted to U.S. dollars using the average annual exchange rate applicable for each year.

(5)	Mr. Tavares joined the Company on June 2, 2008. Details of this appointment were included on Form 8-K filed with the SEC on April 28, 2008.

(6)	Bonus paid in the reported fiscal year is based on pre established short term incentive targets related to the previous fiscal year.

(7)

Effective March 16, 2009 Mr. Eric Davis was appointed Vice President and Chief Financial Officer of the Company. With the appointment of Mr. Davis, Mr. Dietrich has remained with the Company in a new capacity.

GRANTS OF PLAN BASED AWARDS DURING 2008
		All Other		Exercise
		Option Awards:	Estimated	on Base
		Number of	Possible	price of	Grant Date Fair
Name	Grant Date	Securities	Payouts Under	Options	Value of
		Underlying	Short Term	Awards	Stock and
		Options	Incentives (2)	(US$/Share)	Option Awards (1)
Jeremy N. Kendall – Chairman	10/6/2008	10,000	$112,569	$5.74	$31,500
Steven R. Bromley - Director and President & CEO	-	-	$242,023	-	-
John H. Dietrich - Vice President & CFO	-	-	$120,074	-	-
Allan Routh – President, Grains & Foods Group	10/06/2008	22,500	$102,000	$5.74	$70,875
Arthur McEvily, Vice President, Innovation and Technology	10/06/2008	15,000	$127,500	$5.74	$47,250
Antonio Tavares, Vice President & Chief Operating Officer	08/09/2008	50,000	$116,666	$5.12	$143,000
	10/06/2008	20,000		$5.74	$63,000

(1)

Amounts calculated for the fair value of options utilize the provisions of Statement of Financial Accounts Standards (“SFAS”) No. 123R, “Share-based Payments.” The full grant date fair value, computed in accordance with FAS 123R, of the awards granted to each officer during the fiscal year.

(2)	Maximum Bonus entitlement for 2008.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END 2008
	Option Awards				Stock Awards
Name	Option Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Stock That Have Not Yet Vested (1)
Jeremy N. Kendall – Chairman, former CEO	08/08/2005 08/06/2004 05/13/2004 08/08/2007 10/06/2008	10,000 10,000 40,000 2,000 -	8,000 10,000	$5.71 $6.93 $7.69 $12.31 $5.74	08/08/2010 08/06/2009 05/13/2009 08/08/2013 10/06/2014	-	-
Steven R. Bromley – Director and President & CEO	08/08/2005 01/21/2005 08/06/2004 12/08/2005 02/01/2007 08/08/2007	10,000 50,000 10,000 25,000 30,000 2,000	- - - - 20,000 8,000	$5.71 $6.54 $6.93 $5.50 $10.86 $12.31	09/29/2008 08/06/2009 01/21/2010 08/08/2010 12/08/2010 02/01/2012 08/08/2013	7,500	$11,775
John H. Dietrich – Vice President & CFO	12/08/2005 08/08/2005 01/21/2005 08/06/2004 8/08/2007	25,000 10,000 20,000 10,000 2,000	8,000	$5.50 $5.71 $6.54 $6.93 $12.31	12/08/2010 08/08/2010 01/21/2010 08/06/2009 08/08/2012	-	-
Allan Routh – Director and President SunOpta Grains & Foods Group	12/08/2005 08/08/2005 08/06/2004 08/08/2007 10/06/2008	15,000 10,000 10,000 2,000 -	- - - 8,000 22,500	$5.50 $5.71 $6.93 $12.31 $5.74	12/08/2010 08/08/2010 08/06/2009 08/08/2012 10/06/2014	-	-
Art McEvily – Vice President, Technology and Innovation	12/08/2005 08/08/2005 08/06/2004 08/08/2007 10/06/2008	9,000 10,000 10,000 2,000 -	- - - 8,000 15,000	$5.50 $5.71 $6.93 $12.31 $5.74	12/08/2010 08/08/2010 08/06/2009 08/08/2013 10/06/2014	-	-
Antonio Tavares – Vice President & Chief Operating Officer	08/09/2008 10/06/2008	- -	50,000 20,000	$5.12 $5.74	08/09/2014 10/06/2014

(1)	These amounts represent the closing price of the Company’s common shares on the last trading day of the year on the NASDAQ Global Select Market. On December 31, 2008, the closing price was U.S. $1.57.

Aggregate Option Exercises during the year ended December 31, 2008 and Option Values at December 31, 2008

The following table details certain information concerning stock options exercised by the named executive officers during fiscal year ended December 31, 2008:

	Number of Shares acquired on Exercise	Value Realized on Exercise
Name		(1)
Jeremy N. Kendall – Chairman, former CEO	0	0
Steven R. Bromley – President & CEO	0	0
John H. Dietrich – Vice President & CFO	0	0
Allan Routh – Director and President SunOpta	0	0
Grains & Foods Group
Antonio Tavares – Chief Operating Officer	0	0
Art McEvily – Vice President, Technology and Innovation	11,000	$12,870

(1)

Value Realized on Exercise is calculated as the difference between the total fair market value of the shares on the date of exercise (using the closing market price on the date preceding the exercise date), less the total option price paid for the shares.

Payments on Termination or Change in Control

The Board of Directors passed a resolution in 2004 approving the payment of severance benefits in the event of a change of control akin to a “Triggering Event” for executive officers of the Company. In 2007 and 2008, the Company entered into Employment Agreements with Mr. Bromley and Mr. Tavares, respectively. These agreements provide for certain benefits upon an involuntary termination of employment, other than for cause, or after a “Triggering Event.” In 2007, the Company modified Mr. Dietrich’s employment conditions by providing certain benefits upon an involuntary termination of employment, other than for cause, or after a “Triggering Event”. A Triggering Event includes a merger of the Company with and into an unaffiliated corporation if the Company is not the surviving corporation or the sale of all or substantially all of the Company’s assets. The benefits to be received by the executive officers whose employment is terminated after a Triggering Event occurs include: receipt of a lump sum severance payment equal to two years for Mr. Bromley, eighteen months for Messrs. Tavares and Mr. Dietrich, and twelve months for Messrs. Routh and McEvily. Also, bonus based upon average bonus over the preceding two (2) years and participation in certain Company wide benefit plans, for the term of the severance period.

If an involuntary termination of employment, other than for cause, or a Triggering Event and termination of employment had occurred as of December 31, 2008, we estimate that the value of the benefits under the Employment Agreements and change of control provisions would have been as follows:

	Lump Sum Payment	Continuation of Benefits	Accelerated Vesting of
Name			Stock Options and Stock Grants (1)
Steven R. Bromley – President & CEO	$873,778	$87,378	-
John H. Dietrich – Vice President & CFO	$485,606	$48,561	-
Antonio Tavares – Chief Operating Officer	$563,000	$56,300	-
Allan Routh – Director and President SunOpta Grains & Foods Group	$255,000	$25,500	-
Art McEvily – Vice President, Technology and Innovation	$255,000	$25,500	-

(1)

These amounts represent the difference between the exercise price of the stock options and the closing price of the Company’s common shares on the last trading day of the year on the NASDAQ Global Select Market. On December 31, 2008, the closing price was U.S. $1.57.

Director Compensation

In addition to annual grants of options, Directors who are not Company employees receive an annual retainer of CDN $30,000, a directors fee of CDN $1,500 for each Board meeting attended in person as well as CDN $750 for participating in committee meetings and telephone meetings for 2008. In addition, all Directors are reimbursed for travel and administrative expenses to attend meetings and manage their Board responsibilities. The Corporate Governance Committee Chairman and the Compensation Committee Chairman receive U.S. $7,500 and the Audit Committee Chairman receives U.S. $20,000 for their additional responsibilities. On October 6, 2008, the Directors listed below, excluding Steven Townsend, James Rifenbergh and Jay Amato received an annual grant of 10,000 stock options exercisable at a price of U.S. $5.74.

	Fees Earned or
	Paid in Cash	Option Awards	Total (1)
Name	($)	($)	($)
Jeremy N. Kendall	49,405	31,500	80,905
Cyril Ing	49,991	31,500	81,491
Katrina Houde	55,034	31,500	86,534
Douglas Greene	17,159	31,500	48,659
Victor Hepburn	25,328	31,500	56,828
Jay Amato	16,158	-	16,158
James Rifenbergh	39,211	-	39,211
Steven Townsend	49,481	-	49,481
Robert Fetherstonaugh (2)	95,266	31,500	126,766

(1)

Amounts calculated for the fair value of options utilize the provisions of Statement of Financial Accounts Standards (“SFAS”) No. 123R, “Share-based Payments. The full grant date fair value, computed in accordance with FAS 123R, of the awards granted to each officer during the fiscal year.

(2)	Mr. Fetherstonaugh was paid $35,018 in director fees and consulting fees of $60,248 for services rendered to the Company.

DIRECTORS’ AND OFFICERS LIABILITY INSURANCE

The Company’s comprehensive insurance policies include coverage, which indemnifies the directors and officers of the Company. The approximate annual cost of this coverage is $225,000 and the policy contains a deductible of up to $100,000 except for security claims which has a deductible of up to $250,000.

The Company has also provided run-off insurance to the Board of Directors of Opta Food Ingredients Inc. (now SunOpta Ingredients, Inc.) for actions taken prior to the acquisition by the Company in 2002. This insurance provides coverage for a period of six years from the date of the acquisition for any undisclosed claims that may still arise related to the former Boards tenure.

INTEREST OF MANAGEMENT AND OTHERS IN MATERIAL TRANSACTIONS

Our board of directors reviews any material transactions in which we are or will be a participant and in which any of our 5% shareholders, directors or executive officers, or any of their immediate family members, has a direct or an indirect material interest. After its review the Audit Committee will only approve or ratify those transactions that are in, or are not inconsistent with, our best interests, as the Audit Committee determines, and the Audit Committee, in its sole discretion, may impose such conditions as it deems appropriate on us or the related person in connection with approval of the transaction.

No insider (as such term is defined in the Securities Act (Ontario)) or any associate or affiliate of the foregoing has any interest, direct or indirect, in any transaction since the commencement of the Company’s most recently completed financial year or in any proposed transaction which has materially affected or would materially affect the Company or any of its subsidiaries except as follows:

The President of the SunOpta Grains and Foods Group purchased $128,000 (2007 - $99,000; 2006 - $126,000) of agronomy products from the group during 2008 at market rates and had a balance payable to the Company as at December 31, 2008 of $146,000 (2007 - $85,000). In addition, the President of the SunOpta Grains and Foods Group sold through a family farming business $476,000 (2007 - $341,000; 2006 - $282,000) of soybeans and corn to the SunOpta Grains and Foods Group at market rates.

On February 1, 2007, Jeremy Kendall stepped down as the Chief Executive Officer of the Company and remained Chairman of the Board at a reduced level of compensation subject to a contract expiring on February 26, 2020. The contract provides for consulting fees of $100,000 per year plus a bonus, (amended to $200,000 until December 31, 2010) declining to $50,000 per year, to be paid on a sliding scale over time until February 26, 2020. Subsequent to the year 2012, Mr. Kendall is no longer required to provide services to the Company although payments will continue. In the event that Mr. Kendall passes away before February 26, 2020, any remaining amount payable under the contract will be paid to his surviving spouse until February 26, 2020. Included in long-term liabilities of the Company is $231,000 related to this agreement.

The President of the SunOpta Distribution Group sold $2,521,000 (2007 - $1,491,000; 2006 - $1,107,000) of organic product from his family farming operation, at market rates, to the SunOpta Distribution Group during 2008 and was owed $53,000 (2007 – $2,000) by the Company as at December 31, 2008. The amount payable has been recorded in accounts payable and accrued liabilities.

Pursuant to the appointment of a new director to Opta Minerals Inc. on May 12, 2008, the following transactions and balances are classified as related party:

Included in long-term debt is a promissory note in the amount of $3,000,000 (December 31, 2007 - $4,500,000) with annual instalments of $1,500,000 plus interest at 5.6% . The promissory note and accrued interest are payable to the former shareholders of Magtech (a 2006 Opta Minerals Inc. acquisition). As a result of the previous shareholdings, the director receives 26.5% of the total payment.

Included in other long-term liabilities is an amount of $1,110,000 representing the estimated contingent consideration pursuant to the acquisition of Bimac. The additional consideration, not to exceed $3,850,000, may be payable based on the achievement of certain pre-determined earnings targets to September 2016. As a result of the previous shareholdings, the director receives 61.7% of any additional consideration payments. During the year ended December 31, 2008, $514,000 (2007 - $526,000) of contingent consideration has been paid.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except insofar as they may be shareholders of the Company or as otherwise disclosed in this Proxy Statement, no person who has been a director or officer of the Company at any time since the beginning of its last completed financial year, any proposed nominee for election as a director of the Company or any associate or affiliate of such persons has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee discussed with the independent auditors, Deloitte & Touche LLP, who are responsible for expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles, their judgments as to the quality and acceptability of the Company’s financial reporting, internal control and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications With Audit Committees, No. 89, “Audit Adjustments” and No. 90 “Audit Committee Communications.” The Committee has discussed with the independent auditors the auditors’ independence from the Company and its management, including matters in the written disclosures and the letter from the independent auditors required by Independent Standards Board Standard No. 1, Independence Discussions With Audit Committees. The Committee also has considered whether the provision by the auditors of non-audit professional services is compatible with maintaining the auditors’ independence.

The Committee also discussed with the Company’s internal and independent auditors the overall scope and plans for their respective audits. The Committee meets periodically with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting, and the Audit Committee has reviewed and discussed the audited financial statements with management.

In reliance on the reviews and the discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2008, for filing with the SEC.

This report has been submitted by Victor Hepburn, Cyril Ing and Katrina Houde, all members of the Audit Committee.

The information contained in this Audit Committee report to the Board of Directors shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

PROPOSAL TWO – APPOINTMENT AND REMUNERATION OF AUDITOR

The shareholders are being asked at the Meeting to pass a resolution reappointing Deloitte & Touche LLP (“Deloitte) as the independent registered public accounting firm and auditor for the Company and authorizing the directors to fix their remuneration for the fiscal year 2009.

This proposal will be approved if a quorum is present at the Meeting and the votes cast in favour of this proposal exceed the votes cast opposing this proposal. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Meeting, but will have no effect on the results of the vote. The proxies will be voted for or against this proposal or as an abstention, in accordance with the instructions specified on the proxy form. If no instructions are given, proxies will be voted for approval of the adoption of this proposal.

The Board of Directors recommends that the shareholders vote FOR the appointment of Deloitte who became the Company’s independent auditors in 2008 and FOR authorizing the board of directors to fix their remuneration. In the event that shareholders fail to reappoint Deloitte the Board of Directors will reconsider its selection.

A representative of Deloitte will attend the Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders in attendance. During the Company’s fiscal year ended December 31, 2008, the Company was billed the following aggregate fees by Deloitte.

Change of Auditor

The Board of Directors appointed Deloitte as the Company’s independent registered public accounting firm and auditor for the fiscal period ending December 31, 2008 following the resignation of PricewaterhouseCoopers LLP on November 10, 2008. A copy of all of the materials required under U.S. laws relating to a change of auditor to be filed with the SEC are attached hereto as Exhibit B.

Independent Registered Public Accounting Firm Fees

The following table sets forth the aggregate fees paid or payable relating to the audit of the Company’s 2008 and 2007 consolidated financial statements and the fees billed for other services including:

	Deloitte	PwC	PwC
Fee Category	Fiscal 2008	Fiscal 2008	Fiscal 2007

Audit Fees	$1,280,000	$705,000	$3,874,000
Audit-Related Fees	-	198,000	471,000
Tax Fees	207,000	91,000	371,000
Other Fees	2,026,000	507,000	150,000

Total Fees	$3,513,000	$1,501,000	$4,866,000

Fees Paid to Deloitte in 2008 and PricewaterhouseCoopers (“PwC”) in 2007

The following fees were billed to the Company by Deloitte or PwC or accrued by the Company for services rendered during the fiscal years 2008 and 2007:

Audit Fees: These amounts relate to the annual audit of the Company’s consolidated financial statements included in the Company’s Annual Reports on Form 10-K, annual audits of the effectiveness of the Company’s internal control over financial reporting, reviews of interim financial statements included in the Company’s Quarterly Reports on Form 10-Q and services normally provided by the independent registered public accounting firm in connection with statutory or regulatory filings or its engagement for the indicated fiscal year, statutory audits of certain Company’s subsidiaries, and services relating to filings under the Exchange Act. The amounts noted above included out-of-pocket expenses.

Audit-Related Fees: These amounts relate to assistance on acquisitions or divestitures and other audit-related projects.

Tax Fees: These amounts relate to professional services for tax compliance, tax advice and tax planning. Deloitte fees in 2008 reference above of $207,000 relate to the Company’s subsidiary, Opta Minerals.

All Other Fees: The other fees paid to Deloitte in 2008 relate to work completed in July 2008, prior to the Company’s release of the Annual Report on Form 10K for the fiscal year ended December 31, 2007, and prior to their appointment as the Company’s independent registered public accounting firm in November 2008. The amount relates to services pursuant to the Audit Committee’s engagement of, in early 2008, independent counsel who then engaged Deloitte Financial Advisory Services LLP to help investigate and assess the Fruit Group berry operations accounting practices as well as provide support to the Company’s restated 2007 quarterly financial statements. The other fees paid to PwC in 2008 relate to SEC investigation of which a portion may be reimbursed from our insurance provider in fiscal 2009. PwC’s fees in 2007 include work completed in conjunction with the investigation conducted by the Audit Committee to assess the accounting practices and internal controls within the Fruit Group.

Pre-Approval of Audit and Non-Audit Services

The Audit Committee has a policy for the pre-approval of audit and non-audit services that may be provided by the Company’s independent registered public accounting firm. The Committee’s policy is to pre-approve all audit and permissible non-audit services provided by Deloitte prior to the engagement with the exception that management is authorized to engage Deloitte in respect of services to the extent that (a) each individual engagement is not more than $50,000, and (b) the aggregate for all engagements does not exceed $100,000. These services are subsequently approved at the next scheduled Audit Committee meeting. Any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated to its Chair authority to pre-approve proposed audit and non-audit services that arise between Audit Committee meetings, provided that the decision to approve the service is presented at the next scheduled Audit Committee meeting. All audit and non-audit services performed by Deloitte during the fiscal year ended December 31, 2008 were approved in accordance with this policy. These services have included audit services, audit-related services, tax services and all other fees as described above.

Financial Information Systems Design and Implementation Fees

No fees were billed by Deloitte to the Company for professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X (financial information systems design and implementation services).

PROPOSAL THREE -

AMENDMENT TO THE COMPANY’S EMPLOYEE STOCK PURCHASE PLAN TO AUTHORIZE AN INCREASE IN THE NUMBER OF COMMON SHARES TO BE RESERVED FOR THE GRANT OF OPTIONS

In May 2003, the Company’s shareholders approved the Employee Stock Purchase Plan (the “Plan”) and authorized 1,000,000 Common Shares to be reserved for the grant of options and subsequent purchase by eligible employees under the Plan. The majority of shares initially reserved under the Plan have now been utilized. The Board of Directors has assessed the Plan and has concluded that it is an effective tool to encourage eligible employees to invest in ownership in the Company and thus recommends its continuance.

As a result, on March 5, 2009 the Board of Directors amended the Plan, subject to shareholder approval, and authorized 2,000,000 additional Common Shares be reserved for the grant of options under the Plan. These 2,000,000 additional shares, represent approximately 3.0% of the Company’s outstanding Common Shares as of the date of this Proxy Statement. The Board of Directors believes that it is in the best interest of the Company to offer employees an inducement to acquire an ownership interest in the Company on a tax-favoured basis. The amendment will not become effective until shareholder approval is obtained. Proxies received in favour of management will be voted FOR the approval of the resolution approving the amendment of the Plan, unless a shareholder has specified in the proxy that his or her common shares are to be voted against the resolution. A majority of the votes cast by shareholders at the Meeting is required to approve the amendment to the Plan. A copy of the resolution is attached hereto as Exhibit A.

We also encourage you to read, and incorporate by reference herein, certain information regarding our equity compensation plans of the Company, including the Employee Stock Purchase Plan, found in Item 5 and the notes to the financial statements filed under Item 8 in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 filed with the Securities and Exchange Commission on March 11, 2009. A copy of the Employee Stock Purchase Plan is incorporated herein by reference to Exhibit C of our Definitive Proxy Statement filed with the Securities and Exchange Commission on May 6, 2003.

There are currently 163,302 options outstanding under the Employee Stock Purchase Plan. Options are exercisable for the purchase of shares of our common stock. If the amendment to increase the shares reserved for issuance under the Purchase Plan is approved by the shareholders, 2,163,302 shares will be available for future purchase and issuance under the Purchase Plan.

SHAREHOLDERS’ PROPOSALS AND COMMUNICATIONS

All proposals of shareholders intended to be presented at the Company's annual meeting of shareholders in 2010, must be received at the Company's head or registered office no later than November 1, 2009 for inclusion in the Proxy Statement related to that meeting. The Company's next annual meeting of shareholders is planned for May 2010.

Shareholders may communicate with the Board of Directors. Communications should be in writing, addressed to: SunOpta Inc., 2838 Bovaird Drive West, Brampton, Ontario, Canada L7A 0H2 and marked to the attention of the Board or any of its individual committees or the Chairman of the Board.

OTHER MATTERS

NASDAQ corporate governance rules state that the required quorum for the annual meeting of shareholders cannot be represented by less than 33 1/3% of the outstanding Common Shares as at March 25, 2009. Therefore holders of at least 21,542,656 Common Shares must participate directly or be present by proxy to validate the quorum requirements.

The Company encourages all of its shareholders of record as of March 25, 2009 to participate in the Meeting.

Management of the Company does not know of any matters other than those stated in this Proxy Statement, which are to be presented for action at the Meeting. If any other matters should properly come before the Meeting, proxies will be voted on the other matters in accordance with the best judgement of the persons voting the proxies.

The Directors of the Company have approved the contents and the sending of this Proxy Statement.

Incorporation by Reference

The rules of the Securities and Exchange Commission allow the Company to "incorporate by reference" certain information into this proxy statement, which means that the Company can disclose important information to you by referring you to another document the Company is providing to you. This proxy statement incorporates by reference: (1) Item 5 and the notes to the financial statements filed under Item 8, Annual Report on Form 10-K for the fiscal year ended December 31, 2008 filed with the Securities and Exchange Commission on March 11, 2009, and (2) Exhibit C, Definitive Proxy Statement filed with the Securities and Exchange Commission on May 6, 2003.

Dated this 3rd day of April, 2009.

By Order of the Board of Directors \s\ Steven Bromley Steven Bromley President and Chief Executive Officer

FORM 10-K

The Company will provide without charge to beneficial owners of Common Shares, upon written request, a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2008 including financial statements and schedules thereto, as filed with the SEC, Washington, D.C. and the Ontario Securities Commission, (as the Company’s principal regulator in Canada), Toronto, Ontario. Written requests should be directed to Susan Wiekenkamp, Information Officer of the Company, 2838 Bovaird Drive West, Brampton, Ontario, Canada, L7A 0H2, or by fax at (905) 455-2529 or by e-mail at susan.wiekenkamp@sunopta.com.

Shareholders should note that the Form 10-K, as well as all Form 10-Q’s and press releases of the Company can be directly downloaded from www.sedar.com, www.edgar.com or from the Company’s web site at www.sunopta.com,

Exhibit A

RESOLUTION

RESOLVED THAT THE COMPANY’S EMPLOYEE STOCK PURCHASE PLAN (THE “PLAN”) BE AMENDED AS FOLLOWS:

1.	The number of Common Shares reserved for issuance under the Plan be increased by an additional 2,000,000 common shares and be fixed at 3,000,000 Common Shares;

2.	The provisions of the Plan be amended accordingly; and

3.

Any director and/or officer of the Company be, and is hereby authorized for and on behalf of the Company, to execute, deliver and file all such documents, whether under the Corporate Seal of the Company or otherwise, and to do all such acts or things as may be necessary or desirable to give effect to the foregoing.

Exhibit B

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 10, 2008

Commission File No. 0-9989

SUNOPTA INC.
(Exact name of registrant as specified in its charter)

Canada	0-9989	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2838 Bovaird Drive West
Brampton, Ontario, L7A 0H2, Canada
      (Address of Principal Executive Offices)

(905) 455-1990
  (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On November 7, 2008 the Company advised PricewaterhouseCoopers LLP (“PwC”), its independent registered public accounting firm, that it had requested and received proposals from other independent registered public accounting firms for the 2008 audit and these proposals were being considered by Company Management and the Audit Committee.

a)	Previous independent registered public accounting firm

i)

The Company was subsequently informed on November 10, 2008 that PwC resigned, effective as of November 10, 2008, as the Company’s independent registered public accounting firm. ii) The report of PwC on the Company's consolidated financial statements as of and for each of the fiscal years ended December 31, 2007 and 2006 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Notwithstanding the foregoing, PwC performed an "integrated audit" pursuant to standards promulgated by the Public Company Accounting Oversight Board ("PCAOB") to comply with the requirements of Section 404 of the Sarbanes-Oxley Act of 2002 and its reports also included opinions on the effectiveness of the Company's internal control over financial reporting. For the fiscal year ended December 31, 2007, PwC reported that, because of the effects of the material weaknesses in the Company's internal control over financial reporting, the Company did not maintain effective internal control over financial reporting as of December 31, 2007.

iii) The decision of PwC to resign as the Company’s independent registered public accounting firm has been discussed with the Chairman of the Audit Committee and the Chairman of the Board of Directors of the Company. iv) During the fiscal years ended December 31, 2007 and 2006 and the subsequent interim period through November 10, 2008:

  There were no disagreements between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in their reports on the consolidated financial statements for such years.

  In connection with PwC’s completion of the audit and subsequent issuance of their report on the Company’s consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2007, PwC required, in addition to management representations on the consolidated financial statements from the Company’s CEO and CFO, a supplemental management representation letter from the Chairman of the Board, the Treasurer and Vice President of Financial Reporting of the Company.

  In connection with the audit of the consolidated financial statements for the year ended December 31, 2007, and as a result of the identification of errors in inventory, PwC advised the Company of (a) the need for PwC to significantly expand the scope of its audit; and (b) that it could not use the work of the Company’s Internal Audit department.

  In the Company’s Form 10-K for the year ended December 31, 2007, the Company disclosed that management had concluded that the Company’s internal control over financial reporting was ineffective as of December 31, 2007 because of the identification of six material weaknesses, related to: Control Environment, Ineffective controls over information technology, Ineffective controls over inventory costing and valuation, Ineffective controls over inventory held by third parties, Ineffective controls over period-end reporting and Ineffective controls over the application of GAAP.

  PwC concluded in its report on internal control over financial reporting for the year ended December 31, 2007 that we did not maintain effective internal controls over financial reporting as of December 31, 2007.

  Certain of the Company’s unaudited interim consolidated financial statements for interim periods ended March 31, 2007, June 30, 2007 and September 30, 2007 have been restated, as filed on Form 10-Q/A.

  The Company acquired The Organic Corporation B.V., a privately held Dutch company, in April 2008, and since that time has been working to upgrade the control environment from a private company to a level of a subsidiary of a public company. PwC has advised the Company and Audit Committee that the Company needs to enhance the US GAAP expertise and period end reporting at this newly acquired subsidiary.

Except for these matters, there were no reportable events as described under Item 304(a)(1)(v) of Regulation S-K.

The Audit Committee has previously discussed each of these reportable events with PwC and the Company has authorized PwC to respond fully to any inquiry of the successor accountant concerning the subject matter of each of the reportable events.

v) The Company has provided PwC with a copy of the disclosures the Company is making in response to this Item 4.01. PwC has furnished the Company with a letter dated Nov 14, 2008, addressed to the Securities and Exchange Commission, stating that it agrees with the statements made herein. A copy of this letter is filed as Exhibit 16.1 to this Form 8K.

b) New independent registered public accounting firm

Based on the recommendation of its Audit Committee, the Company has engaged Deloitte & Touche LLP as the Company’s independent registered public accounting firm, effective immediately.

In early 2008 the Audit Committee engaged independent counsel who then engaged Deloitte & Touche LLP to help investigate and assess the Fruit Group berry operations accounting practices as well as provide support to the Company’s restated 2007 quarterly financial statements. This work was completed in July 2008, prior to the release of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007. Deloitte & Touche LLP have confirmed this prior engagement does not affect their independence and ability to accept the appointment as the Company’s independent registered public accounting firm.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

16.1

Letter dated November 14, 2008 from PricewaterhouseCoopers LLP to the Securities & Exchange Commission as to the statements regarding PricewaterhouseCoopers LLP included in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOPTA INC. By /s/ Benjamin Chhiba Benjamin Chhiba Vice President and General Counsel and Secretary Date November 14, 2008

2838 Bovaird Drive W. Brampton, ON Canada L7A 0H2 T: (905) 455 1990 F: (905) 455 2529 www.sunopta.com

April 22, 2009

CERTIFICATE OF MAILING

TO WHOM IT MAY CONCERN:

This is to verify that on or about April 22, 2009 the materials for the Annual and Special Meeting of Shareholders of SunOpta Inc. to be held at 4 p.m. on May 14, 2009 were sent to every shareholder of record on April 22, 2009 and to all the Directors of the Company.

Yours truly,

/s/Eric Davis
Eric Davis
Vice President,
Chief Financial Officer

1 OF 2
P12345 E 271000
G: 123456 O:4B
S: 020 R:3 M:1

34

SunOpta
A healthy products company

FORM OF PROXY

SUNOPTA INC. ("THE COMPANY")

MEETING TYPE:	ANNUAL AND SPECIAL MEETING	
MEETING DATE:	THURSDAY, MAY 14, 2009 AT 4:00 PM EDT	
RECORD DATE:	MARCH 25, 2009	
CONTROL NO:	**999999999999**	CUID: 01234 C73
ACCOUNT NO:	0123456789	
PROXY DEPOSIT DATE:	MAY 12, 2009	CUSIP: X00390100

WE NEED TO RECEIVE YOUR VOTING INSTRUCTIONS AT LEAST ONE BUSINESS DAY BEFORE THE PROXY DEPOSIT DATE.

R1

VOTE BY INTERNET:	**GO TO: WWW.PROXYVOTE.COM** Your 12-digit control number is located above.
VOTE BY TELEPHONE:	You may enter your voting instructions by telephone at: **English: 1-800-474-7493** or **French: 1-800-474-7501** Your 12-digit control number is located above.
VOTE BY MAIL:	This form of proxy may be returned by mail in the envelope provided.
VOTE BY FACSIMILE:	905-507-7793 or 514-281-8911.

BROKER LOGO

BROKER ADDRESS
123 ANY STREET
ANY CITY, PROVINCE
A1A 1A1

JOHN SAMPLE
123 ANY STREET
ANY CITY, PRO A1A 1A1

APPOINTEE(S) JEREMY KENDALL, OR FAILING HIM, BENJAMIN CHHIBA

IF YOU WISH TO ATTEND THE MEETING OR DESIGNATE ANOTHER PERSON TO ATTEND, VOTE AND ACT ON YOUR BEHALF AT THE MEETING, OR ANY ADJOURNMENT THEREOF, OTHER THAN THE PERSON(S) SPECIFIED ABOVE, PRINT YOUR NAME OR THE NAME OF THE PERSON ATTENDING THE MEETING ON THE APPOINTEE LINE BELOW.

1234567890123456789012345678

PLEASE PRINT APPOINTEE NAME

CONTROL NO. 999999999999 999999999

SEE VOTING INSTRUCTIONS ON REVERSE

1 **ELECTION OF DIRECTORS** (FILL IN ONLY ONE BOX "■" PER NOMINEE IN BLACK OR BLUE INK)

VOTING RECOMMENDATION: FOR ALL THE NOMINEES PROPOSED AS DIRECTORS

	FOR	WITHHOLD
01 JAY AMATO	☐	☐
02 STEVE BROMLEY	☐	☐
03 DOUGLAS GREENE	☐	☐
04 VICTOR HEPBURN	☐	☐
05 KATRINA HOUDE	☐	☐
06 CYRIL ING	☐	☐
07 JEREMY KENDALL	☐	☐
08 ALLAN ROUTH	☐	☐

(FILL IN ONLY ONE BOX "■" PER ITEM IN BLACK OR BLUE INK)

VOTING RECOMMENDATIONS ARE INDICATED BY **HIGHLIGHTED TEXT** *OVER THE BOXES*

	FOR	AGAINST	WITHHOLD / ABSTAIN
2 THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS AUDITORS OF THE COMPANY AND THE AUTHORIZATION OF THE BOARD OF DIRECTORS TO FIX THEIR REMUNERATION.	☐		☐ (WITHHOLD)
3 THE RESOLUTION APPROVING CERTAIN AMENDMENTS TO THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN.	☐	☐	☐ (ABSTAIN)

ITEM(S) (FILL IN ONLY ONE BOX "■" PER ITEM IN BLACK OR BLUE INK)

VOTING RECOMMENDATIONS ARE INDICATED BY **HIGHLIGHTED TEXT** *OVER THE BOXES*

UNDER SECURITIES REGULATIONS, SECURITYHOLDERS MAY ELECT ANNUALLY NOT TO RECEIVE THE ANNUAL FINANCIAL STATEMENTS AND MD & A'S BY MAIL. IF YOU DO NOT WISH TO RECEIVE THESE MATERIALS, PLEASE MARK "X" IN THE BOX PROVIDED. ANNUAL ☐

UNDER SECURITIES REGULATIONS, SECURITYHOLDERS MAY ELECT ANNUALLY TO RECEIVE THE INTERIM FINANCIAL STATEMENTS AND MD & A'S BY MAIL. IF YOU WISH TO RECEIVE THESE MATERIALS, PLEASE MARK "X" IN THE BOX PROVIDED. INTERIM ☐

NOTE THE ANNUAL MEETING FOR SUNOPTA WILL BE HELD AT "SUNOPTA INC." AT 2838 BOVAIRD DRIVE, BRAMPTON, ONTARIO, CANADA

NOTE THIS FORM OF PROXY CONFERS DISCRETIONARY AUTHORITY TO VOTE ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

NOTE THIS FORM OF PROXY SHOULD BE READ IN CONJUNCTION WITH THE ACCOMPANYING MANAGEMENT PROXY CIRCULAR.

DATE (DD/MM/YY)

SIGNATURE(S) ***INVALID IF NOT SIGNED***

INSTRUCTIONS

1.

You have the right to appoint a different person or company (with appropriate documentation) of your choice, who need not be a shareholder, to attend and act on your behalf at the Annual and Special Meeting of SunOpta Inc. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). The common shares represented by this form of proxy may be voted in the discretion of the proxyholder with respect to amendments or variations to the matters identified in the notice of meeting and with respect to other matters that may properly be brought before the meeting.

2.

If the common shares are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this form of proxy. If you are voting on behalf of a corporation or another individual, documentation evidencing your power to sign this form of proxy with signing capacity stated may be required.

3.

This instrument of proxy will not be valid and not be acted upon or voted unless it is completed as outlined herein and delivered to the attention of Proxy Tabulation, P.O. Box 2800, STN LCD Malton, Mississauga, ON, L5R 4G5, by 4:00 p.m. E.D.T., on Tuesday, May 12, 2009 or by delivering it to the Chairman of the meeting on the day of the meeting or any adjournment thereof prior to the time of voting.

4.

In order to expedite your vote, you may use a touch-tone telephone or the Internet. To vote by telephone, call toll free 1-800-474-7493 (English) or 1-800-474-7501 (French). You will be prompted to provide your 12-digit number located on the reverse of this form. The telephone or Internet voting service is not available on the day of the meeting and the telephone system cannot be used if you plan to attend the meeting or designate another person to attend on your behalf.

To vote via the Internet, go to www.proxyvote.com and follow the simple instructions.

You may send your completed and signed Proxy by facsimile to 905-507-7793 or 514-281-8911.

5.

The form of proxy should be signed in the exact manner as the name appears on the form of proxy.

6.

If the form of proxy is not dated, it will be deemed to bear the date on which it was mailed to the holder.

7.

Proxy will be voted as directed. If no voting preferences are indicated on the reverse, this form of proxy will be voted as recommended by the Management of SunOpta Inc.

8.

This proxy is solicited by the Management of SunOpta Inc. for use at the Annual and Special Meeting of Shareholders.